SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2005

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499 333-77499-01	43-1843179 43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Mr. Derek Chang, Executive Vice President - Finance and Strategy and Interim co-Chief Financial Officer of Charter Communications, Inc. ("Charter"), the indirect parent company and manager of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, is employed under the terms contained in an offer letter with Charter, effective December 2, 2003 (filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended December 31, 2003) providing for an annual base salary of $400,000 and eligibility for an annual incentive target of 100% of the base salary (based on a combination of personal performance goals and overall company performance). Mr. Chang is also eligible to participate in Charter's 2001 Stock Incentive Plan. Under this plan, Mr. Chang was granted 350,000 options to purchase shares of Charter's Class A common stock and 50,000 restricted shares on December 9, 2003. Mr. Chang is also entitled to participate in Charter's LTIP. Mr. Chang's agreement provides that one half of each of his unvested restricted shares would immediately vest, and one half of his unvested options of the initial option grant would vest if he is terminated without cause or if he elects to terminate his employment due to (1) a change in Charter's then-current Chief Executive Officer, (2) a change in reporting relationship to anyone other than the Chief Executive Officer, (3) a requirement that the employee relocate, or (4) a change of control of Charter, if terminated without cause. In addition, Mr. Chang would be entitled to eighteen months of full severance benefits at his current compensation rate, plus the pro rata portion of his bonus amounts within thirty days after termination because of any of these events. In light of the recent resignation of Mr. Vogel, Charter's former Chief Executive Officer, Charter and Mr. Chang have agreed that Mr. Chang will have until April 15, 2005 to exercise his right to terminate his employment and receive the foregoing vesting, severance and other benefits. A letter setting forth this agreement is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Agreement dated as of January 28, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 28, 2005 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: January 28, 2005

By: /s/ Paul E. Martin Name: Paul E. Martin Title: Interim Co-Chief Financial Officer, Senior Vice President and Controller (Co-Principal Financial Officer and Principal Accounting Officer)

CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
Registrant

Dated: January 28, 2005

By: /s/ Paul E. Martin Name: Paul E. Martin Title: Interim Co-Chief Financial Officer, Senior Vice President and Controller (Co-Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX
Exhibit Number	Description
99.1	Agreement dated as of January 28, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 28, 2005 (File No. 000-27927)).